Exhibit 10.1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

RTI SURGICAL, INC.

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (this “Agreement”) dated as of January 26, 2017, between RTI Surgical, Inc., a Delaware corporation (the “Company”), and Camille Farhat (the “Employee”).

W I T N E S S E T H

WHEREAS, the Company desires to employ the Employee as the Chief Executive Officer of the Company and desires for the Employee to serve as a director of the Company; and

WHEREAS, the Company and the Employee desire to enter into this Agreement as to the terms of the Employee’s employment with the Company.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    POSITION AND DUTIES.

(a)    During the Employment Term (as defined in Section 2 hereof), the Employee shall serve as the Chief Executive Officer of the Company. In this capacity, the Employee shall have the duties, authorities and responsibilities as are required by the Employee’s position, and such other duties, authorities and responsibilities as may reasonably be assigned to the Employee that are not inconsistent with the Employee’s position as Chief Executive Officer of the Company. The Employee’s principal place of employment with the Company shall be in Alachua, Florida or (b) such other place as mutually agreed upon by the Employee and the Company’s Board of Directors, provided that the Employee understands and agrees that the Employee may be required to travel from time to time for business purposes. The Employee shall report directly to the Company’s Board of Directors.

(b)    The Company’s Board of Directors are appointing the Employee to be a member of the Company’s Board of Directors (if necessary, the Board of Directors will increase its size by one to accommodate the Employee) from the first day of the Employment Term through the annual meeting of stockholders to be held in 2017. In addition, the Board of Directors will include the Employee as a nominee to stand for elections to the Company’s Board of Directors at each annual meeting of stockholders occurring during the Employment Term.

(c)    During the Employment Term, the Employee shall devote all of the Employee’s business time, energy, business judgment, knowledge and skill and the Employee’s best efforts to the performance of the Employee’s duties with the Company.

2.    EMPLOYMENT TERM. Beginning on March 15, 2017, the Company agrees to employ the Employee pursuant to the terms of this Agreement, and the Employee agrees to be so employed, for a term of two years (the “Initial Term”) commencing as of the date hereof (the “Effective Date”). On each anniversary of the Effective Date following the Initial Term, the term of this Agreement shall be automatically extended for successive one-year periods, provided, however, that either party hereto may elect not to extend this Agreement by giving written notice to the other party at least sixty (60) days prior to any such anniversary date. Notwithstanding the foregoing, the Employee’s employment hereunder may be earlier terminated in accordance with Section 6 hereof, subject to Section 7 hereof. The period of time between the Effective Date and the termination of the Employee’s employment hereunder shall be referred to herein as the “Employment Term.”

3.    BASE SALARY. The Company agrees to pay the Employee a base salary at an annual rate of not less than $635,000, payable in accordance with the regular payroll practices of the Company, but not less frequently

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

than monthly. The Employee’s Base Salary shall be subject to annual review by the Board (or a committee thereof), and may be increased, but not decreased below its then current level, from time to time by the Board. The base salary as determined herein and adjusted from time to time shall constitute “Base Salary” for purposes of this Agreement.

4.    ANNUAL BONUS. During the Employment Term, the Employee shall be eligible to receive an annual discretionary incentive payment under the Company’s annual bonus plan as may be in effect from time to time (the “Annual Bonus”) based on a target bonus opportunity of at least 110% of the Employee’s Base Salary (the “Target Bonus”) (for the avoidance of doubt, $698,500 during the first year), upon the attainment of one or more pre-established performance goals to be established by the Board or the Company’s Compensation Committee (the “Committee”) in its sole discretion.

5.    EMPLOYEE BENEFITS.

(a)    EQUITY GRANTS. On the Effective Date, the Company and the Employee are entering into: (i) the Restricted Stock Award Agreement #1 attached as Exhibit A; (ii) the Restricted Stock Award Agreement #2 attached as Exhibit B; and (iii) the Stock Option Agreement attached as Exhibit C to this Agreement.

The Employee acknowledges that these equity grants are in consideration for his being hired by the Company and his expected contributions over the first two years of his employment. If his employment extends beyond such two year period, the Employee may receive additional incremental equity grants at such times; however, it is acknowledged that the Company shall not be required to make any additional equity grants.

(b)    BENEFIT PLANS. During the Employment Term, the Employee shall be entitled to participate in any employee benefit plan that the Company has adopted or may adopt, maintain or contribute to for the benefit of its employees generally, subject to satisfying the applicable eligibility requirements, except to the extent such plans are duplicative of the benefits otherwise provided to hereunder. The Employee’s participation will be subject to the terms of the applicable plan documents and generally applicable Company policies. Notwithstanding the foregoing, the Company may modify or terminate any employee benefit plan at any time.

(c)    BUSINESS EXPENSES. Upon presentation of reasonable substantiation and documentation as the Company may specify from time to time, the Employee shall be reimbursed in accordance with the Company’s expense reimbursement policy, for all reasonable out-of-pocket business expenses incurred and paid by the Employee during the Employment Term and in connection with the performance of the Employee’s duties hereunder.

(d)    TEMPORARY HOUSING EXPENSES; RELOCATION EXPENSES. For the first year of the Employment Term, the Company will pay for temporary housing that is reasonably acceptable to the Employee and reasonable ground and air transportation expenses from the Employee’s permanent residence to his temporary housing.

6.    TERMINATION. The Employee’s employment and the Employment Term shall terminate on the first of the following to occur:

(a)    DISABILITY. Upon ten (10) days’ prior written notice by the Company to the Employee of termination due to Disability. For purposes of this Agreement, “Disability” shall be defined as the inability of the Employee to have performed the Employee’s material duties hereunder due to a physical or mental injury, infirmity or incapacity for one hundred eighty (180) days (including weekends and holidays) in any 365-day period as determined by the Board in its reasonable discretion. The Employee shall cooperate in all respects with the Company if a question arises as to whether the Employee has become disabled (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists selected by the Company and authorizing such medical doctors and other health care specialists to discuss the Employee’s condition with the Company).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

(b)    DEATH. Automatically upon the date of death of the Employee.

(c)    CAUSE. Immediately upon written notice by the Company to the Employee of a termination for Cause. “Cause” shall mean the occurrence of one of the following events, unless, to the extent correctable, such events are fully corrected in all material respects by the Employee within fifteen (15) days following written notification by the Company to the Employee of the occurrence of one of the events:

(i)    the Employee’s willful misconduct or gross negligence in the performance of the Employee’s material duties to the Company;

(ii)    the Employee’s failure to perform the Employee’s material duties to the Company or to follow the lawful directives of the Board (other than as a result of death or Disability);

(iii)     indictment for, conviction of, or pleading of guilty or nolo contendere to, any felony or any crime involving moral turpitude;

(iv)    the Employee’s violation of any laws, rules or regulations of any governmental or regulatory body, which violation is materially injurious to the Company’s financial condition or reputation;

(v)    the Employee’s failure to cooperate in any audit or investigation of the business or financial practices of the Company or any of its subsidiaries;

(vi)    the Employee’s performance of any act of theft, embezzlement, fraud, material malfeasance, material dishonesty or misappropriation of the Company’s property;

(vii)    breach of a material provision of this Agreement or a material provision of any other agreement with the Company, or a material violation of the Company’s code of conduct or a material violation of any material other written policy;

(viii)    the Employee’s possession or use of illegal drugs;

(ix)    the Employee’s legal use of alcohol or controlled substances in a manner that materially impairs the Employee’s ability to effectively perform his job; or

(x)    the Employee’s commission of any act that is materially injurious to the Company’s financial condition of reputation.

The Company shall provide the Employee with a written notice detailing the specific circumstances alleged to constitute Cause within thirty (30) days after the Company becomes aware of such circumstances, and may actually terminate employment within ten (10) days following the expiration of the Employee’s fifteen (15)-day cure period described above.

(d)    WITHOUT CAUSE. Immediately upon written notice by the Company to the Employee of an involuntary termination without Cause (other than for death or Disability).

(e)    GOOD REASON. Upon written notice by the Employee to the Company of a termination for Good Reason. “Good Reason” shall mean the occurrence of any of the following events, without the express written consent of the Employee, unless such events are fully corrected in all material respects by the Company within thirty (30) days following written notification by the Employee to the Company of the occurrence of one of the reasons set forth below:

(i)    material diminution in the Employee’s Base Salary or Target Bonus;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

(ii)    material diminution in the Employee’s duties, authorities or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law); or

(iii)    relocation of the Employee’s primary work location from (A) Alachua County, Florida, (B) the Jacksonville, Florida metropolitan area or (C) such other place as mutually agreed upon by the Employee and the Company’s Board of Directors.

The Employee shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within thirty (30) days after the first occurrence of such circumstances, and may actually terminate employment within ten (10) days following the expiration of the Company’s thirty (30)-day cure period described above. Otherwise, any claim of such circumstances as “Good Reason” shall be deemed irrevocably waived by the Employee.

(f)    WITHOUT GOOD REASON. Upon sixty (60) days’ prior written notice by the Employee to the Company of the Employee’s voluntary termination of employment without Good Reason (which the Company may, in its sole discretion, make effective earlier than any notice date).

(g)    EXPIRATION OF EMPLOYMENT TERM; NON-EXTENSION OF AGREEMENT. Upon the expiration of the Employment Term due to a non-extension of the Agreement by the Company or the Employee pursuant to the provisions of Section 2 hereof.

7.    CONSEQUENCES OF TERMINATION.

(a)    DEATH. In the event that the Employee’s employment and the Employment Term ends on account of the Employee’s death, the Employee or the Employee’s estate, as the case may be, shall be entitled to the following (with the amounts due under Sections 7(a)(i) through 7(a)(iv) hereof to be paid within sixty (60) days following termination of employment, or such earlier date as may be required by applicable law):

(i)    any unpaid Base Salary through the date of termination;

(ii)    any Annual Bonus earned but unpaid with respect to the fiscal year ending on or preceding the date of termination (for the avoidance of doubt, no Annual Bonus will be paid for any fiscal year during which the date of termination occurs);

(iii)    reimbursement for any unreimbursed business expenses incurred through the date of termination;

(iv)    any accrued but unused vacation time in accordance with Company policy; and

(v)    all other payments, benefits or fringe benefits to which the Employee shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or this Agreement (collectively, Sections 7(a)(i) through 7(a)(v) hereof shall be hereafter referred to as the “Accrued Benefits”).

(b)    DISABILITY. In the event that the Employee’s employment and/or Employment Term ends on account of the Employee’s Disability, the Company shall pay or provide the Employee with the Accrued Benefits.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

(c)    TERMINATION FOR CAUSE OR AS A RESULT OF NON-EXTENSION OF THIS AGREEMENT BY THE EMPLOYEE. If the Employee’s employment is terminated: (x) by the Company for Cause or (y) as a result of the non-extension of the Employment Term by the Employee as provided in Section 2 hereof, the Company shall pay to the Employee the Accrued Benefits other than the benefit described in Section 7(a)(ii) hereof.

(d)    TERMINATION WITHOUT CAUSE OR TERMINATION BY THE EMPLOYEE FOR GOOD REASON OR OTHERWISE. If the Employee’s employment is terminated: (x) by the Company other than for Cause, (y) by the Employee for Good Reason or (z) the non-extension of the Employment Term by the Company as provided in Section 2 hereof, the Company shall pay or provide the Employee with the following, subject to the provisions of Section 23 hereof:

(i)    the Accrued Benefits; and

(ii)    subject to the Employee’s continued compliance with the obligations in Sections 8, 9 and 10 hereof, an amount equal to the Employee’s monthly Base Salary rate (but not as an employee), paid monthly for a period of 12 months following such termination (the “Severance Period”); provided that to the extent that the payment of any amount constitutes “nonqualified deferred compensation” for purposes of Code Section 409A (as defined in Section 23 hereof), any such payment scheduled to occur during the first sixty (60) days following the termination of employment shall not be paid until the first regularly scheduled pay period following the sixtieth (60th) day following such termination and shall include payment of any amount that was otherwise scheduled to be paid prior thereto.

Payments and benefits provided in this Section 7(d) shall be in lieu of any termination or severance payments or benefits for which the Employee may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.

(e)    CODE SECTION 280G.

(i)    Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment, distribution, or other action by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise (each a “Payment”)), would result in an “excess parachute payment” within the meaning of Section 280G(b)(i) of the Code, but that no portion of the Payments would be treated as excess parachute payments if the aggregate amount of the Payments were reduced by not more 10% of the aggregate present value of all of the Payments, then the Payments shall be reduced to the “Reduced Amount”. The “Reduced Amount” shall be an amount expressed in present value which maximizes the aggregate present value of Payments without causing any Payment to be an excess parachute payment under Section 280G(b)(i) of the Code. For purposes of this Section 7(e), present value shall be determined in accordance with Section 280G(d)(4) of the Code. If applicable, Payments shall be reduced in the following order: (A) any cash severance based on a multiple of Base Salary or Annual Bonus; (B) any other cash amounts payable to the Employee; (C) benefits valued as parachute payments; and (D) acceleration of vesting of any equity awards. If and to the extent necessary to avoid a violation of Section 409A, no amounts payable under any “nonqualified deferred compensation plan” subject to Section 409A shall be reduced until after all other Payments have been reduced.

(ii)    All determinations required to be made under this Section 7(e), including the amount of any Reduced Amount and the Payments that are to be reduced pursuant to Section 7(e)(i) and shall be made by the Company’s accountants (the “Accounting Firm”), which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. The Accounting Firm’s decision as to which Payments are to be reduced shall be made in consultation with the Employee and shall be subject to the Employee’s consent, which shall not be unreasonably withheld.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

(f)    OTHER OBLIGATIONS. Upon any termination of the Employee’s employment with the Company, the Employee shall promptly resign from any position as an officer, director or fiduciary of any Company-related entity.

(g)    EXCLUSIVE REMEDY. The amounts payable to the Employee following termination of employment and the Employment Term hereunder pursuant to Sections 6 and 7 hereof shall be in full and complete satisfaction of the Employee’s rights under this Agreement and any other claims that the Employee may have in respect of the Employee’s employment with the Company or any of its affiliates, and the Employee acknowledges that such amounts are fair and reasonable, and are the Employee’s sole and exclusive remedy, in lieu of all other remedies at law or in equity, with respect to the termination of the Employee’s employment hereunder or any breach of this Agreement.

8.    RELEASE. Any and all amounts payable and benefits or additional rights provided pursuant to this Agreement beyond the Accrued Benefits (other than amounts described in Section 7(a)(ii)7(a)(iii) hereof) shall only be payable if the Employee delivers to the Company and does not revoke a general release of claims in favor of the Company in substantially the form attached on Exhibit D hereto. Such release shall be executed and delivered (and no longer subject to revocation, if applicable) within sixty (60) days following termination.

9.    RESTRICTIVE COVENANTS.

(a)    CONFIDENTIALITY. During the course of the Employee’s employment with the Company, the Employee will have access to Confidential Information. For purposes of this Agreement, “Confidential Information” means all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, plans, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Company or any of its affiliates, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, transition, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. The Employee agrees that the Employee shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person, other than in the course of the Employee’s assigned duties and for the benefit of the Company, either during the period of the Employee’s employment or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the Company’s and its subsidiaries’ and affiliates’ part to maintain the confidentiality of such information, and to use such information only for certain limited purposes, in each case, which shall have been obtained by the Employee during the Employee’s employment by the Company (or any predecessor). The foregoing shall not apply to information that: (i) was known to the public prior to its disclosure to the Employee; (ii) becomes generally known to the public subsequent to disclosure to the Employee through no wrongful act of the Employee or any representative of the Employee; or (iii) the Employee is required to disclose by applicable law, regulation or legal process (provided that the Employee provides the Company with prior notice of the contemplated disclosure and cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information). The terms and conditions of this Agreement shall remain strictly confidential, and the Employee hereby agrees not to disclose the terms and conditions hereof to any person or entity, other than immediate family members, legal advisors or personal tax or financial advisors, or prospective future employers solely for the purpose of disclosing the limitations on the Employee’s conduct imposed by the provisions of this Section 9 who, in each case, agree to keep such information confidential.

(b)    NONCOMPETITION. The Employee acknowledges that: (i) the Employee performs services of a unique nature for the Company that are irreplaceable, and that the Employee’s performance of such services to a competing business will result in irreparable harm to the Company; (ii) the Employee has had and will continue to have access to Confidential Information which, if disclosed, would unfairly and inappropriately assist in competition against the Company or any of its affiliates; (iii) in the course of the Employee’s employment by a competitor, the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

Employee would inevitably use or disclose such Confidential Information; (iv) the Company and its affiliates have substantial relationships with their customers and the Employee has had and will continue to have access to these customers; (v) the Employee has received and will receive specialized training from the Company and its affiliates; and (vi) the Employee has generated and will continue to generate goodwill for the Company and its affiliates in the course of the Employee’s employment. Accordingly, during the Employee’s employment hereunder and for a period of 12 months thereafter, the Employee agrees that the Employee will not, directly or indirectly, own, manage, operate, control, be employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any person, firm, corporation or other entity, in whatever form, engaged in competition with the Company or any of its subsidiaries or affiliates in any material business, any material business in which the Company or any of its subsidiaries or affiliates is engaged on the date of termination or in which they have planned (that has been approved by the Board of Directors), on or prior to such date, to be engaged in on or after such date, in any locale of any country in which the Company conducts business. Notwithstanding the foregoing, nothing herein shall prohibit the Employee from being a passive owner of not more than one percent (1%) of the equity securities of a publicly traded corporation engaged in a business that is in competition with the Company or any of its subsidiaries or affiliates, so long as the Employee has no active participation in the business of such corporation. In addition, the provisions of this Section 9(b) shall not be violated by the Employee commencing employment with a subsidiary, division or unit of any entity that engages in a business in competition with the Company or any of its subsidiaries or affiliates so long as the Employee and such subsidiary, division or unit with which he is employed does not engage in a business in competition with the Company or any of its subsidiaries or affiliates.

(c)    NONSOLICITATION; NONINTERFERENCE. (i) During the Employee’s employment with the Company and for a period of 12 months thereafter, the Employee agrees that the Employee shall not, except in the furtherance of the Employee’s duties hereunder, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity, solicit, aid or induce any customer of the Company or any of its subsidiaries or affiliates to purchase goods or services then sold by the Company or any of its subsidiaries or affiliates from another person, firm, corporation or other entity or assist or aid any other persons or entity in identifying or soliciting any such customer.

(ii)    During the Employee’s employment with the Company and for a period of 12 months thereafter, the Employee agrees that the Employee shall not, except in the furtherance of the Employee’s duties hereunder, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity: (A) solicit, aid or induce any employee, representative or agent of the Company or any of its subsidiaries or affiliates to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or hire or retain any such employee, representative or agent, or take any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, representative or agent, or (B) interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any of its subsidiaries or affiliates and any of their respective vendors, joint venturers or licensors. An employee, representative or agent shall be deemed covered by this Section 9(c)(ii) while so employed or retained and for a period of six (6) months thereafter.

(d)    INVENTIONS. (i) The Employee acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, works of authorship and other work product, whether patentable or unpatentable: (A) that are reduced to practice, created, invented, designed, developed, contributed to, or improved with the use of any Company resources and/or within the scope of the Employee’s work with the Company or that relate to the business, operations or actual or demonstrably anticipated research or development of the Company, and that are made or conceived by the Employee, solely or jointly with others, during the Employment Term, or (B) suggested by any work that the Employee performs in connection with the Company, either while performing the Employee’s duties with the Company or on the Employee’s own time, shall belong exclusively to the Company (or its designee), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”). The Employee will keep full and complete written records (the “Records”), in the manner prescribed by the Company, of all Inventions, and will

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

promptly disclose all Inventions completely and in writing to the Company. The Records shall be the sole and exclusive property of the Company, and the Employee will surrender them upon the termination of the Employment Term, or upon the Company’s request. The Employee irrevocably conveys, transfers and assigns to the Company the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the Employment Term, together with the right to file, in the Employee’s name or in the name of the Company (or its designee), applications for patents and equivalent rights (the “Applications”). The Employee will, at any time during and subsequent to the Employment Term, make such applications, sign such papers, take all rightful oaths, and perform all other acts as may be requested from time to time by the Company to perfect, record, enforce, protect, patent or register the Company’s rights in the Inventions, all without additional compensation to the Employee from the Company. The Employee will also execute assignments to the Company (or its designee) of the Applications, and give the Company and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the Company’s benefit, all without additional compensation to the Employee from the Company, but entirely at the Company’s expense.

(ii)    In addition, the Inventions will be deemed Work for Hire, as such term is defined under the copyright laws of the United States, on behalf of the Company and the Employee agrees that the Company will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to the Employee. If the Inventions, or any portion thereof, are deemed not to be Work for Hire, or the rights in such Inventions do not otherwise automatically vest in the Company, the Employee hereby irrevocably conveys, transfers and assigns to the Company, all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of the Employee’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom. In addition, the Employee hereby waives any so-called “moral rights” with respect to the Inventions. To the extent that the Employee has any rights in the results and proceeds of the Employee’s service to the Company that cannot be assigned in the manner described herein, the Employee agrees to unconditionally waive the enforcement of such rights. The Employee hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to the Employee’s benefit by virtue of the Employee being an employee of or other service provider to the Company.

(iii)    The parties to this Agreement have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

(iv)    18 U.S.C. § 1833(b) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties to this Agreement have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

(e)    RETURN OF COMPANY PROPERTY. On the date of the Employee’s termination of employment with the Company for any reason (or at any time prior thereto at the Company’s request), the Employee

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

shall return all property belonging to the Company or its affiliates (including, but not limited to, any Company-provided laptops, computers, cell phones, wireless electronic mail devices or other equipment, or documents and property belonging to the Company). The Employee may retain the Employee’s rolodex and similar address books provided that such items only include contact information.

(f)    REASONABLENESS OF COVENANTS. In signing this Agreement, the Employee gives the Company assurance that the Employee has carefully read and considered all of the terms and conditions of this Agreement, including the restraints imposed under this Section 9 hereof. The Employee agrees that these restraints are necessary for the reasonable and proper protection of the Company and its affiliates and their Confidential Information and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent the Employee from obtaining other suitable employment during the period in which the Employee is bound by the restraints. The Employee acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company and its affiliates and that the Employee has sufficient assets and skills to provide a livelihood while such covenants remain in force. The Employee further covenants that the Employee will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 9, and that the Employee will reimburse the Company and its affiliates for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Section 9 if either the Company and/or its affiliates prevails on any material issue involved in such dispute or if the Employee challenges the reasonableness or enforceability of any of the provisions of this Section 9. It is also agreed that each of the Company’s affiliates will have the right to enforce all of the Employee’s obligations to that affiliate under this Agreement, including without limitation pursuant to this Section 9.

(g)    REFORMATION. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 9 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.

(h)    TOLLING. In the event of any violation of the provisions of this Section 9, the Employee acknowledges and agrees that the post-termination restrictions contained in this Section 9 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.

(i)    SURVIVAL OF PROVISIONS. The obligations contained in Sections 9 and 10 hereof shall survive the termination or expiration of the Employment Term and the Employee’s employment with the Company and shall be fully enforceable thereafter.

10.    COOPERATION. Upon the receipt of reasonable notice from the Company (including outside counsel), the Employee agrees that while employed by the Company and thereafter, the Employee will respond and provide information with regard to matters in which the Employee has knowledge as a result of the Employee’s employment with the Company, and will provide reasonable assistance to the Company, its affiliates and their respective representatives in defense of any claims that may be made against the Company or its affiliates, and will assist the Company and its affiliates in the prosecution of any claims that may be made by the Company or its affiliates, to the extent that such claims may relate to the period of the Employee’s employment with the Company (collectively, the “Claims”). The Employee agrees to promptly inform the Company if the Employee becomes aware of any lawsuits involving Claims that may be filed or threatened against the Company or its affiliates. The Employee also agrees to promptly inform the Company (to the extent that the Employee is legally permitted to do so) if the Employee is asked to assist in any investigation of the Company or its affiliates (or their actions) or another party attempts to obtain information or documents from the Employee (other than in connection with any litigation or other proceeding in which the Employee is a party-in-opposition) with respect to matters the Employee believes in good faith to relate to any investigation of the Company or its affiliates, in each case, regardless of whether a lawsuit or other proceeding has then been filed against the Company or its affiliates with respect to such investigation, and shall not do so unless legally required. During the pendency of any litigation or other proceeding

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

involving Claims, the Employee shall not communicate with anyone (other than the Employee’s attorneys and tax and/or financial advisors and except to the extent that the Employee determines in good faith is necessary in connection with the performance of the Employee’s duties hereunder) with respect to the facts or subject matter of any pending or potential litigation or regulatory or administrative proceeding involving the Company or any of its affiliates without giving prior written notice to the Company or the Company’s counsel. Upon presentation of appropriate documentation, the Company shall pay or reimburse the Employee for all reasonable out-of-pocket travel, duplicating or telephonic expenses incurred by the Employee in complying with this Section 10.

11.    WHISTLEBLOWER PROTECTION. Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall be interpreted so as to impede the Employee (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures under the whistleblower provisions of federal law or regulation. The Employee does not need the prior authorization of the Company to make any such reports or disclosures and the Employee shall not be not required to notify the Company that such reports or disclosures have been made.

12.    EQUITABLE RELIEF AND OTHER REMEDIES. The Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Section 9 or Section 10 hereof may be inadequate and, in recognition of this fact, the Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages. In the event of a violation by the Employee of Section 9 or Section 10 hereof, any severance being paid to the Employee pursuant to this Agreement or otherwise shall immediately cease, and any severance previously paid to the Employee shall be immediately repaid to the Company.

13.    NO ASSIGNMENTS. This Agreement is personal to each of the parties hereto. Except as provided in this Section 13 hereof, no party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. The Company may assign this Agreement to any successor to all or substantially all of the business and/or assets of the Company, provided that the Company shall require such successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company and any successor to its business and/or assets, which assumes and agrees to perform the duties and obligations of the Company under this Agreement by operation of law or otherwise.

14.    NOTICE. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of delivery, if delivered by hand, or (b) on the first business day following the date of deposit, if delivered by guaranteed overnight delivery service, addressed as follows:

If to the Employee:

At the address (or to the facsimile number) shown

in the books and records of the Company.

If to the Company:

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Attention: General Counsel

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

15.    SECTION HEADINGS; INCONSISTENCY. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement. In the event of any inconsistency between the terms of this Agreement and any form, award, plan or policy of the Company, the terms of this Agreement shall govern and control.

16.    SEVERABILITY. The provisions of this Agreement shall be deemed severable. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by applicable law.

17.    COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.    INDEMNIFICATION. The Company hereby agrees to indemnify the Employee and hold the Employee harmless to the extent provided under the Bylaws of the Company against and in respect of any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney’s fees), losses, and damages resulting from the Employee’s good faith performance of the Employee’s duties and obligations with the Company. This obligation shall survive the termination of the Employee’s employment with the Company.

19.    LIABILITY INSURANCE. The Company shall cover the Employee under directors’ and officers’ liability insurance both during and, while potential liability exists, after the term of this Agreement in the same amount and to the same extent as the Company covers its other officers and directors.

20.    GOVERNING LAW; JURY WAIVER. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Florida (without regard to its choice of law provisions). Each of the parties agrees that any dispute between the parties shall be resolved only in the federal courts of the United States of America or the courts of the State of Florida in each case located in the city of Gainesville and the county of Alachua, and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Employee’s employment by the Company or any affiliate of the Company, or the Employee’s or the Company’s performance under, or the enforcement of, this Agreement. The parties acknowledge and agree that in connection with any dispute arising hereunder, unless otherwise provided in this Agreement, each party shall pay all of its own costs and expenses, including, without limitation, its own legal fees and expenses.

21.    MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and such officer or director as may be designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement together with all exhibits hereto sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes any and all prior agreements or understandings between the Employee and the Company with respect to the subject matter hereof. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

22.    REPRESENTATIONS. The Employee represents and warrants to the Company that: (a) the Employee has the legal right to enter into this Agreement and to perform all of the obligations on the Employee’s part to be performed hereunder in accordance with its terms, and (b) the Employee is not a party to any agreement or understanding, written or oral, and is not subject to any restriction, which, in either case, could prevent the Employee from entering into this Agreement or performing all of the Employee’s duties and obligations hereunder.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

23.    TAX MATTERS.

(a)    WITHHOLDING. The Company may withhold from any and all amounts payable under this Agreement or otherwise such federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

(b)    SECTION 409A COMPLIANCE.

(i)    The intent of the parties is that payments and benefits under this Agreement comply with Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any provision hereof is modified in order to comply with Code Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Employee and the Company of the applicable provision without violating the provisions of Code Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Employee by Code Section 409A or damages for failing to comply with Code Section 409A.

(ii)    A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” Notwithstanding anything to the contrary in this Agreement, if the Employee is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of: (A) the expiration of the six (6)-month period measured from the date of such “separation from service” of the Employee, and (B) the date of the Employee’s death, to the extent required under Code Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 23(b)(ii) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Employee in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(iii)    To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Code Section 409A: (A) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Employee; (B) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit; and (C) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(iv)    For purposes of Code Section 409A, the Employee’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

(v)    Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Code Section 409A be subject to offset by any other amount unless otherwise permitted by Code Section 409A.

24.    REIMBURSEMENT OF LEGAL EXPENSES. Within 60 days of the date of this Agreement, the Company will pay to the Employee up to $25,000 to cover his legal expenses in connection with the review and negotiation of this Agreement, so long as he provides sufficiently detailed backup for such expenses.

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

By:	/s/ Lyle Luedeman
Name:	Lyle Luedeman
Title:	Vice President of Human Resources

EMPLOYEE /s/ Camille Farhat Camille Farhat

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A

RTI SURGICAL, INC.

STAND ALONE RESTRICTED STOCK AWARD AGREEMENT #1

This RTI SURGICAL, INC. STAND ALONE RESTRICTED STOCK AWARD AGREEMENT #1 (this “Agreement”), dated as of January 26, 2017 (the “Grant Date”), is entered into by and between RTI Surgical, Inc., a Delaware corporation (the “Company”), and Camille Farhat (the “Grantee”).

W I T N E S S E T H

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company to provide that the Grantee receive a portion of his compensation in the form of restricted shares of the common stock of the Company, on the terms and subject to the conditions provided in this Agreement, thereby encouraging stock ownership, and permitting the acquisition of an equity interest, in the Company; and

WHEREAS, on the Grant Date, the Company and the Grantee are entering into an employment agreement governing the terms of the Grantee’s employment with the Company (the “Employment Agreement”; any capitalized terms not defined in this Agreement shall have the same defined meanings as in the Employment Agreement); and

WHEREAS, pursuant to Section 5(a) of the Employment Agreement, as part of the Grantee’s compensation, the Company is granting a matching restricted stock award to the Grantee, and the Grantee is accepting such grant, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    GRANT OF RESTRICTED STOCK. Subject to the terms and conditions provided in this Agreement, the Company hereby grants to the Grantee 850,000 shares of the Company’s common stock, par value of $0.001 per share (the “Restricted Stock”), as of the Grant Date. The extent to which the Grantee’s rights and interest in the Restricted Stock becomes vested and non-forfeitable shall be determined in accordance with the provisions of Section 2 of this Agreement.

2.    VESTING. The vesting of the Grantee’s rights and interest in the Restricted Stock shall be determined in accordance with this Section 2.

(a)    General Vesting. The shares of Restricted Stock shall become vested in the following amounts, at the following times and upon the following conditions, provided that the Grantee continues to be employed with the Company through and on the applicable Vesting Date:

Shares of Restricted Stock	Vesting Date
170,000	First Anniversary of the Grant Date

42,500	On the last day of each calendar quarter commencing after the First Anniversary of the Grant Date for four (4) years thereafter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Except as otherwise provided in Sections 2(b) and 4 hereof, there shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each Vesting Date, and all vesting of shares of Restricted Stock shall occur only on the applicable Vesting Date. Upon termination of the Grantee’s employment with the Company for any reason, the unvested portion of the Restricted Stock shall immediately terminate and be null and void; provided, however, if the Employee’s employment is terminated: (x) by the Company other than for Cause or (y) by the Employee for Good Reason, the vesting of the Restricted Stock shall continue until the 18 month anniversary date of the employment termination date. For the avoidance of doubt, if the Employee’s employment is terminated by the Employee before March 15, 2018 for any reason other than Good Reason, all of the unvested Restricted Stock shall be forfeited

(b)    Potential Acceleration of Vesting. Notwithstanding the provisions of Section 2(a) above:

i.    In the event that the Grantee continues to be employed with the Company upon the satisfaction of the conditions set forth in Schedule I, then 50% of the unvested portion of the Restricted Stock shall vest as of such satisfaction.

ii.    In the event that the Grantee continues to be employed with the Company upon the satisfaction of the conditions set forth in Schedule II, the 50% of the unvested portion of the Restricted Stock shall vest as of such satisfaction.

iii.    Upon a “Change in Control” of the Company during the Grantee’s employment with the Company, all of the unvested portion Restricted Stock shall vest as of the date of such Change in Control.

For purposes of this Agreement, “Change in Control” means any of the following events:

(A)    The acquisition by any person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than thirty-five percent (35%) of either (1) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this definition, (1) the securities owned by the Water Street Fund and any of its affiliates, including WSHP Biologics Holdings, LLC, Water Street Management, and Water Street GP shall be excluded from the determination of any person’s Beneficial Ownership and (2) the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Grant Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1) and (2) of subsection (C) below; or

(B)    During any period of two (2) consecutive years (not including any period prior to the Grant Date) individuals who constitute the Board on the Grant Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(C)    Consummation of (1) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (1) being hereinafter referred to as a “Business Reorganization”), or (2) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (I) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (II) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Grant Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (III) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because 35% or more of the then outstanding Voting Securities is acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

3.    FORFEITURE. Except as set forth in Section 2 but notwithstanding any provision outside of Section 2 to the contrary herein, the Grantee shall immediately forfeit all of his rights and interest in the unvested portion of the Restricted Stock upon the termination of his employment with the Company for any reason before such unvested portion of the Restricted Stock becomes vested in accordance with Section 2 of this Agreement.

4.    RESTRICTIONS ON TRANSFER. Unless otherwise determined by the Committee, the shares of Restricted Stock are not transferable unless and until they become vested in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee. Except as otherwise permitted pursuant to the first sentence of this Section, any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become vested shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

5.    DELIVERY OF SHARES.

(a)    Issuance of Stock Certificates and Legends. One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Grantee but shall be held and retained by the Records Administrator of the Company until the date (the “Applicable Date”) on which the shares (or a portion thereof) subject to this Restricted Stock award become vested pursuant to Section 2 hereof, subject to the provisions of Section 3 hereof. All such stock certificates shall bear the following legends, along with such other legends that the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b)    Stock Powers. The Grantee shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become vested, on a form attached hereto as Exhibit A. If the Grantee shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Grantee hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company. In addition, the Company may require the spouse of the Grantee, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B.

(c)    Delivery of Stock Certificates. On or after each vesting date, upon written request to the Company by the Grantee, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all shares that become vested on that vesting date, which certificate(s) shall be delivered to the Grantee as soon as administratively practicable after the date of receipt by the Company of the Grantee’s written request. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the securities laws)

6.    RIGHTS WITH RESPECT TO RESTRICTED STOCK.

(a)    General. Except as otherwise provided in this Agreement, including with respect to cash dividends, the Grantee shall have, with respect to all of the shares of Restricted Stock, whether vested or unvested, all of the rights of a holder of shares of common stock of the Company, including without limitation: (i) the right to vote such Restricted Stock, and (ii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited). Any Shares issued to the Grantee as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock and shall be held by the Company, if the shares of Restricted Stock that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any cash dividends declared with respect to shares of Restricted Stock subject to this Agreement shall be held in escrow by the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Committee until such time as the shares of Restricted Stock that such cash dividends are attributed to shall become vested, and in the event that such shares of Restricted Stock are subsequently forfeited, the cash dividends attributable to such portion shall be forfeited as well.

(b)    Adjustments to Shares. If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of the Company’s common stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such shares, then and in that event, the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional Share, such fraction shall be disregarded.

(c)    No Restrictions on Certain Transactions. Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

7.    TAX CONSEQUENCES.

(a)    Section 83(b) Election. If the Grantee properly elects, within thirty (30) days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the Grant Date) of the Restricted Stock pursuant to Section 83(b) of the Code, a form of which is attached hereto as Exhibit C, the Grantee shall make arrangements satisfactory to the Company to pay to the Company any federal, state or local income taxes required to be withheld with respect to the Restricted Stock. If the Grantee shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be issued to the Grantee under this Agreement) otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(b)    No Section 83(b) Election. If the Grantee does not properly make the election described in paragraph 7(a) above, the Grantee shall, no later than the date or dates as of which the restrictions referred to in this Agreement hereof shall lapse, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock (including without limitation the vesting thereof), and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be distributed to the Grantee under this Agreement) otherwise due to Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(c)    Grantee’s Responsibilities for Tax Consequences. Tax consequences on the Grantee (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Grantee. Upon the request of the Grantee, the Company shall, to the extent permitted by law, deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

would be distributed to the Grantee under this Agreement) otherwise due to Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock. The Grantee shall consult with his own personal accountant(s) and/or tax advisor(s) regarding these matters, the making of a Section 83(b) election, and the Grantee’s filing, withholding and payment (or tax liability) obligations.

8.    NO EFFECT ON EMPLOYMENT. Nothing in this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under or this Agreement. If the Grantee’s employment is terminated for any reason whatsoever (and whether lawful or otherwise), he will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of his rights or benefits (actual or prospective) under this Agreement or any award. The rights and obligations of the Grantee under the terms of his employment with the Company will not be affected by his participation in this Agreement, and this Agreement does not form part of any contract of employment between the Grantee and the Company or any Subsidiary. The granting of awards is entirely at the discretion of the Committee, and the Grantee shall not in any circumstances have any right to be granted an award.

9.    CLAWBACK.

(a)    The Company may: (x) cause the cancellation of the Restricted Stock; (y) require reimbursement with respect to the Restricted Stock; and (z) effect any other right of recoupment of equity or other compensation provided under this Agreement or otherwise in accordance with any Company policies generally applicable to the Company’s officers and/or directors that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws that is material, injurious to the Company or was the result of actions with bad intent. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting the Restricted Stock, the Grantee agrees to be bound to any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company, as required to comply with applicable laws or stock exchange requirements, and is further agreeing that all of the Grantee’s equity awards may be unilaterally amended by the Company, without the Grantee’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy to the extent required to comply with applicable laws or stock exchange requirements.

(b)    If the Grantee, without the consent of the Company, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise violates the Company’s Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer and Senior Financial Officer or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then, if such violation is material and injurious to the Company, or was the result of actions with bad intent: (i) any outstanding, vested or unvested, earned or unearned portion of the Restricted Stock may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Grantee or other person to whom any payment has been made or shares or other property have been transferred in connection with the Restricted Stock to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the sale of any Restricted Stock.

10.    GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

11.    SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

12.    SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained in this Agreement.

13.    ENTIRE AGREEMENT. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

14.    HEADINGS. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

15.    ADDITIONAL ACKNOWLEDGEMENTS. By their signatures below (including electronic signatures), the Grantee and the Company agree that the Restricted Stock is granted under and governed by the terms and conditions of this Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this Agreement.

16.    REGISTRATION. Within 180 days of the Grant Date, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 consistent with the applicable rules and requirements of the Securities Act of 1933, as amended, to register all of the shares of Restricted Stock. The Company shall keep such registration statement effective for the period of time necessary for the Employee to sell all of the shares of Registered Stock.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Grant Date.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

The Grantee acknowledges and represents that he has reviewed the provisions of this Agreement in its entirety, is familiar with and understands their terms and provisions, and hereby accepts the Restricted Stock subject to all of the terms and provisions of this Agreement. The Grantee further represents that he has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

GRANTEE:

Camille Farhat

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE I

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE II

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto                                                               (                ) shares of common stock of RTI Surgical, Inc. standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between RTI Surgical, Inc. and the undersigned dated January     , 2017.

Dated:             ,

Signature:
Camille Farhat

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.

The purpose of this assignment is to enable the Company to receive the return of the shares of common stock as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of the Recipient.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

EXHIBIT B

CONSENT OF SPOUSE

I,                     , spouse of Camille Farhat, have read and approve the foregoing Restricted Stock Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of common stock of RTI Surgical, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of common stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Agreement.

Dated:             , 20

Signature of Spouse

Print Name:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1.     The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2.     The property with respect to which the election is made is described as follows:                      (                ) shares of the common stock (“Common Shares”) of RTI Surgical, Inc. (the “Company”).

3.     The date on which the property was transferred is             , 20    .

4.     The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Restricted Stock Agreement between me and the Company dated as of January     , 2017. This right lapses with regard to a portion of the Common Shares based on my employment with the Company over time.

5.     The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $        .

6.     The amount (if any) paid for such property is: [ ZERO].

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 201
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: , 201
Spouse of Taxpayer

EXHIBIT B

RTI SURGICAL, INC.

STAND ALONE RESTRICTED STOCK AWARD AGREEMENT #2

This RTI SURGICAL, INC. STAND ALONE RESTRICTED STOCK AWARD AGREEMENT #2 (this “Agreement”), dated as of January 26, 2017 (the “Grant Date”), is entered into by and between RTI Surgical, Inc., a Delaware corporation (the “Company”), and Camille Farhat (the “Grantee”).

W I T N E S S E T H

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company to provide that the Grantee receive a portion of his compensation in the form of restricted shares of the common stock of the Company, on the terms and subject to the conditions provided in this Agreement, thereby encouraging stock ownership, and permitting the acquisition of an equity interest, in the Company; and

WHEREAS, on the Grant Date, the Company and the Grantee are entering into an employment agreement governing the terms of the Grantee’s employment with the Company (the “Employment Agreement”; any capitalized terms not defined in this Agreement shall have the same defined meanings as in the Employment Agreement); and

WHEREAS, pursuant to Section 5(a) of the Employment Agreement, as part of the Grantee’s compensation, the Company is granting a matching restricted stock award to the Grantee, and the Grantee is accepting such grant, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    GRANT OF RESTRICTED STOCK. Subject to the terms and conditions provided in this Agreement, the Company hereby grants to the Grantee 150,000 shares of the Company’s common stock, par value of $0.001 per share (the “Restricted Stock”), as of the Grant Date (the “Restricted Stock”). The extent to which the Grantee’s rights and interest in the Restricted Stock becomes vested and non-forfeitable shall be determined in accordance with the provisions of Section 2 of this Agreement.

2.    VESTING.

(a)    The vesting of the Grantee’s rights and interest in the Restricted Stock shall be determined in accordance with this Section 2. The Restricted Stock shall become fully vested on the latest date (the “Purchase Date”) on which the fair market value of the cumulative amount of shares that the Grantee purchases on the open market equals $500,000 (the “Purchased Stock”), so long as the Purchase Date is on or before March 15, 2018.

(b)    Shares issued pursuant to the Restricted Stock shall not be transferable for a period of one year following the Purchase Date and certificates representing such shares shall have a legend to that effect.

3.    FORFEITURE. Notwithstanding anything to the contrary herein, the Grantee shall immediately forfeit all of his rights and interest in the Restricted Stock upon the earlier to occur of the following: (a) the termination of his employment with the Company for any reason before the Restricted Stock becomes vested in accordance with Section 2 of this Agreement, and (b) the Grantee’s failure to purchase, on the open market, the Purchased Stock on or before March 15, 2018.

4.    RESTRICTIONS ON TRANSFER. Unless otherwise determined by the Committee, the shares of Restricted Stock are not transferable unless and until they become vested in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee. Except as otherwise permitted pursuant to the first sentence of this Section, any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become vested shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

5.    DELIVERY OF SHARES.

(a)    Issuance of Stock Certificates and Legends. One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Grantee but shall be held and retained by the Records Administrator of the Company until the date (the “Applicable Date”) on which the shares (or a portion thereof) subject to this Restricted Stock award become vested pursuant to Section 2 hereof, subject to the provisions of Section 3 hereof. All such stock certificates shall bear the following legends, along with such other legends that the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b)    Stock Powers. The Grantee shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become vested, on a form attached hereto as Exhibit A. If the Grantee shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Grantee hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company. In addition, the Company may require the spouse of the Grantee, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B.

(c)    Delivery of Stock Certificates. On or after each vesting date, upon written request to the Company by the Grantee, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all shares that become vested on that vesting date, which certificate(s) shall be delivered to the Grantee as soon as administratively practicable after the date of receipt by the Company of the Grantee’s written request. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the securities laws).

6.    RIGHTS WITH RESPECT TO RESTRICTED STOCK.

(a)    General. Except as otherwise provided in this Agreement, including with respect to cash dividends (which are addressed below), the Grantee shall have, with respect to all of the shares of Restricted Stock, whether vested or unvested, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, and (ii) the rights

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available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).    Any Shares issued to the Grantee as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock and shall be held by the Company, if the shares of Restricted Stock that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any cash dividends declared with respect to shares of Restricted Stock subject to this Agreement shall be held in escrow by the Committee until such time as the shares of Restricted Stock that such cash dividends are attributed to shall become vested, and in the event that such shares of Restricted Stock are subsequently forfeited, the cash dividends attributable to such portion shall be forfeited as well.

(b)    Adjustments to Shares. If at any time while this Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of the Company’s common stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such shares, then and in that event, the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional Share, such fraction shall be disregarded.

(c)    No Restrictions on Certain Transactions. Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

7.    TAX CONSEQUENCES.

(a)    Section 83(b) Election. If the Grantee properly elects, within thirty (30) days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the Grant Date) of the Restricted Stock pursuant to Section 83(b) of the Code, a form of which is attached hereto as Exhibit C, the Grantee shall make arrangements satisfactory to the Company to pay to the Company any federal, state or local income taxes required to be withheld with respect to the Restricted Stock. If the Grantee shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be issued to the Grantee under this Agreement) otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(b)    No Section 83(b) Election. If the Grantee does not properly make the election described in paragraph 7(a) above, the Grantee shall, no later than the date or dates as of which the restrictions referred to in this Agreement hereof shall lapse, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock (including without limitation the vesting thereof), and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be distributed to the Grantee under this Agreement) otherwise due to Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

3

(c)    Grantee’s Responsibilities for Tax Consequences. Tax consequences on the Grantee (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Grantee. Upon request of the Grantee, the Company shall, to the extent permitted by law, deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be distributed to the Grantee under this Agreement) otherwise due to Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock. The Grantee shall consult with his own personal accountant(s) and/or tax advisor(s) regarding these matters, the making of a Section 83(b) election, and the Grantee’s filing, withholding and payment (or tax liability) obligations.

8.    NO EFFECT ON EMPLOYMENT. Nothing in this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under or this Agreement. If the Grantee’s employment is terminated for any reason whatsoever (and whether lawful or otherwise), he will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of his rights or benefits (actual or prospective) under this Agreement or any award. The rights and obligations of the Grantee under the terms of his employment with the Company will not be affected by his participation in this Agreement, and this Agreement does not form part of any contract of employment between the Grantee and the Company or any Subsidiary. The granting of awards is entirely at the discretion of the Committee, and the Grantee shall not in any circumstances have any right to be granted an award.

9.    CLAWBACK.

(a)    The Company may: (x) cause the cancellation of the Restricted Stock; (y) require reimbursement with respect to the Restricted Stock; and (z) effect any other right of recoupment of equity or other compensation provided under this Agreement or otherwise in accordance with any Company policies generally applicable to the Company’s officers and/or directors that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws that is material, injurious to the Company or was the result of actions with bad intent. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting the Restricted Stock, the Grantee agrees to be bound to any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company, as required to comply with applicable laws or stock exchange requirements, and is further agreeing that all of the Grantee’s equity awards may be unilaterally amended by the Company, without the Grantee’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy to the extent required to comply with applicable laws or stock exchange requirements.

(b)    If the Grantee, without the consent of the Company, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise violates the Company’s Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer and Senior Financial Officer or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then, if such violation is material and injurious to the Company, or was the result of actions with bad intent: (i) any outstanding, vested or unvested, earned or unearned portion of the Restricted Stock may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Grantee or other person to whom any payment has been made or shares or other property have been transferred in connection with the Restricted Stock to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the sale of any Restricted Stock.

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10.    GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

11.    SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

12.    SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained in this Agreement.

13.    ENTIRE AGREEMENT. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

14.    HEADINGS. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

15.    ADDITIONAL ACKNOWLEDGEMENTS. By their signatures below (including electronic signatures), the Grantee and the Company agree that the Restricted Stock is granted under and governed by the terms and conditions of this Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this Agreement

16.    REGISTRATION. Within 180 days of the Grant Date, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 consistent with the applicable rules and requirements of the Securities Act of 1933, as amended, to register all of the shares of Restricted Stock. The Company shall keep such registration statement effective for the period of time necessary for the Employee to sell all of the shares of Registered Stock.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Grant Date.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

The Grantee acknowledges and represents that he has reviewed the provisions of this Agreement in its entirety, is familiar with and understands their terms and provisions, and hereby accepts the Restricted Stock subject to all of the terms and provisions of this Agreement. The Grantee further represents that he has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

GRANTEE:

Camille Farhat

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EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto                                                               (                ) shares of common stock of RTI Surgical, Inc. standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between RTI Surgical, Inc. and the undersigned dated January     , 2017.

Dated:             ,

Signature:
Camille Farhat

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.

The purpose of this assignment is to enable the Company to receive the return of the shares of common stock as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of the Recipient.

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EXHIBIT B

CONSENT OF SPOUSE

I,                     , spouse of Camille Farhat, have read and approve the foregoing Restricted Stock Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of common stock of RTI Surgical, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of common stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Agreement.

Dated:                     , 20

Signature of Spouse

Print Name:

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EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

2.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2.    The property with respect to which the election is made is described as follows:                      (                ) shares of the common stock (“Common Shares”) of RTI Surgical, Inc. (the “Company”).

3.     The date on which the property was transferred is             , 20    .

4.     The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Restricted Stock Agreement between me and the Company dated as of January     , 2017. This right lapses with regard to a portion of the Common Shares based on my employment with the Company over time.

5.     The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $        .

6.     The amount (if any) paid for such property is: [ ZERO].

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 201
Signature of Taxpayer
The undersigned spouse of taxpayer joins in this election.
Dated: , 201
Spouse of Taxpayer

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EXHIBIT C

RTI SURGICAL, INC.

STAND ALONE STOCK OPTION AGREEMENT

This RTI SURGICAL, INC. STAND ALONE STOCK OPTION AGREEMENT (this “Agreement”) dated as of January 26, 2017 (the “Grant Date”), is entered into by and between RTI Surgical, Inc., a Delaware corporation (the “Company”), and Camille Farhat (the “Grantee”).

W I T N E S S E T H

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company to provide that the Grantee receive a portion of his compensation in the form of an option to purchase shares of the common stock of the Company, on the terms and subject to the conditions provided in this Agreement, thereby encouraging stock ownership, and permitting the acquisition of an equity interest, in the Company;

WHEREAS, on the Grant Date, the Company and the Grantee are entering into an employment agreement governing the terms of the Grantee’s employment with the Company (the “Employment Agreement”; any capitalized terms not defined in this Agreement shall have the same defined meanings as in the Employment Agreement); and

WHEREAS, pursuant to Section 5(a) of the Employment Agreement, as part of the Grantee’s compensation, the Company is granting a stock option award to the Grantee, and the Grantee is accepting such grant, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    GRANT OF STOCK OPTIONS.

a.    Subject to the terms and conditions provided in this Agreement, the Company hereby grants to the Grantee an option to purchase up to 1,950,000 shares of the Company’s common stock, par value of $0.001 per share (the “Stock Options”), as of the Grant Date. The Stock Options are free standing stock options and therefore not granted under an equity plan, and are intended to be nonqualified stock options, and not incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

b.    The exercise price per share for the Stock Options is $3.20 (the “Exercise Price”).

c.    The date as of which the Stock Options shall expire (the “Expiration Date”) at 5:00 p.m. eastern time, unless otherwise terminated earlier pursuant to the provisions of this Agreement is the five year anniversary date of the Grant Date. The time period from the Grant Date through the Expiration Date shall be the “Exercise Period.”

d.    The extent to which the Grantee’s rights and interest in the Stock Options becomes vested and non-forfeitable shall be determined in accordance with the provisions of Section 2 of this Agreement.

2.    VESTING. The vesting of the Grantee’s rights and interest in the Stock Options shall be determined in accordance with this Section 2.

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a.    Subject to Section 2(b)of this Agreement, the Stock Options shall vest as follows:

i.    650,000 shares of common stock subject to the Stock Options shall vest on the first day following any 60 Day Period (as defined below) during the Exercise Period on which the Average Stock Price per share is equal to or greater than $6.00 (to be adjusted for any stock splits during the Exercise Period);

ii.    650,000 shares of common stock subject to the Stock Options shall vest on the first day following any 60 Day Period during the Exercise Period on which the Average Stock Price per share is equal to or greater than $7.00 (to be adjusted for any stock splits during the Exercise Period); and

iii.     650,000 shares of common stock subject to the Stock Options shall vest on the first day following any 60 Day Period during the Exercise Period on which the Average Stock Price per share is equal to or greater than $8.00 (to be adjusted for any stock splits during the Exercise Period).

For the avoidance of doubt, the vesting set forth in this Section 2(a) is cumulative. By way of example, if the Company’s stock price per share is at $5.00 throughout all of calendar year 2017, but then increases to $8.50 on January 2, 2018 and is at or above that same price for 60 days and such 60th day is May 16, 2018, all 1,950,000 shares of common stock subject to the Stock Options shall vest on May 17, 2018.

For purposes of this Section 2(a): (I) “60 Day Period” means any period of 60 consecutive calendar days on which the Company’s common stock trades on the Nasdaq Stock Market and (II) “Average Stock Price” is calculated by averaging the closing price of the Company’s common stock for each trading day that occurs during the 60 Day Period (for calendar days during the 60 Day Period that are not trading days, the closing price on such days shall be deemed to be the closing price on the most recent previous trading day) (e.g., the closing price on a Saturday will be deemed to equal the closing price on Friday, the day before).

Notwithstanding any other provision of Section 2(a), if the Company is acquired by a third party at a stock price per share equal to or greater than one of the thresholds set forth in Section 2(a) above, the applicable shares of common stock subject to the Stock Options shall vest in accordance with such threshold regardless of whether the Company’s closing trading stock price exceeds such threshold for such period of time as set forth above.

b.    Notwithstanding anything to the contrary in this Agreement or in the Employment Agreement, upon termination of the Employee’s employment with the Company for any reason other than by (i) the Company without Cause, (ii) the non-extension of the Employment Term by the Company as provided in Section 2 of the Employment Agreement or (iii) the Employee for Good Reason, then any unvested portion of the Stock Options shall immediately terminate and be null and void; provided, however, if the Employee’s employment is terminated by (x) the Company without Cause, (y) the Employee for Good Reason or (z) the Employee without Good Reason after September 15, 2018 (each event referred to as a “Qualifying Termination”), then the unvested portion of the Stock Options shall continue to be subject to vesting as set forth in Section 2(a) hereof until the 18 month anniversary of the date on which the Qualifying Termination occurs.

For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement or in the Employment Agreement, including Section 2(b) hereof, if the Employee’s employment with the Company is terminated by the Employee before March 15, 2018 for any reasons other than for Good Reason, all of the Stock Options, whether vested or unvested, shall immediately terminate and be null and void.

3.    EXERCISABILITY. The vested portion of the Stock Options shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 2 by written notice which shall state the election to exercise the Stock Option, the number of shares of common stock in respect of which the Stock Options is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares as may be required by the Company. Such written notice shall be signed by the Grantee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied

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by payment of the Exercise Price. The Stock Options (or a portion thereof) shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Grantee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state tax withholding requirements. No shares of common stock of the Company shall be issued pursuant to the Stock Options unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the shares of common stock of the Company then may be traded.

4.    METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee: (a) cash; (b) check; (c) with shares of common stock of the Company owned by the Grantee, or the withholding of shares that otherwise would be delivered to the Grantee as a result of the exercise of the Stock Options; or (d) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

5.    TERMINATION OF STOCK OPTIONS.    Any unexercised portion of the Stock Options shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

a.    immediately on the date on which the Grantee’s employment with the Company is terminated by the Company for Cause;

b.    twelve months after the date on which the Grantee’s employment with the Company is terminated on account of death or Disability (as determined by a medical doctor satisfactory to the Committee);

c.    eighteen months after the date on which the Grantee’s employment with the Company is terminated due to a Qualifying Termination;

d.    immediately on the date on which the Grantee’s employment with the Company is terminated by the Employee without Good Reason prior to March 15, 2018; and

e.    the fifth anniversary of the Grant Date.

6.    TRANSFERABILITY. The Stock Options granted hereby are not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Grantee the Stock Options shall be exercisable only by the Grantee, or the Grantee’s guardian or legal representative. In addition, the Stock Options shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Stock Options shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Stock Options, or in the event of any levy upon the Stock Options by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of these Stock Options shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee

7.    NO RIGHTS OF SHAREHOLDER; ISSUANCE OF SHARES UPON EXERCISE. Neither the Grantee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares purchasable or issuable upon the exercise of the Stock Options, in whole or in part, prior to the date on which the shares are issued. Upon exercise of the Stock Options and payment of the Exercise Price, the Company shall issue to the Grantee the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable Common Stock.

8.    TAX CONSEQUENCES. The Company shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of common stock) due the Grantee the amount of any foreign, federal, state or local taxes required by law to be withheld as the result of the exercise of the Stock Options or the lapsing of any restriction with respect to any shares of common stock acquired on exercise of the Stock Options; provided, however, that the value of the shares of common stock withheld may not exceed the

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statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require the Grantee to make a cash payment to Company equal to the amount required to be withheld. If the Grantee does not make such payment when requested, the Company may refuse to issue any stock certificate until arrangements satisfactory to the Company for such payment have been made.

9.    NO EFFECT ON EMPLOYMENT. Nothing in this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under this Agreement. If the Grantee’s employment is terminated for any reason whatsoever (and whether lawful or otherwise), he will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of his rights or benefits (actual or prospective) under this Agreement or any award. The rights and obligations of the Grantee under the terms of his employment with the Company will not be affected by his participation in this Agreement, and this Agreement does not form part of any contract of employment between the Grantee and the Company or any subsidiary. The granting of awards is entirely at the discretion of the Committee, and the Grantee shall not in any circumstances have any right to be granted an award.

10.    CLAWBACK.

a.    The Company may (x) cause the cancellation of these Stock Options, (y) require reimbursement with respect to these Stock Options, and (z) effect any other right of recoupment of equity or other compensation provided under this Agreement or otherwise in accordance with any Company policies generally applicable to the Company’s officers and/or directors that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws that is material, injurious to the Company or was the result of actions with bad intent. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting the Restricted Stock, the Grantee agrees to be bound to any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company, as required to comply with applicable laws or stock exchange requirements, and is further agreeing that all of the Grantee’s equity awards may be unilaterally amended by the Company, without the Grantee’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy to the extent required to comply with applicable laws or stock exchange requirements.

b.    If the Grantee, without the consent of the Company, while employed by or providing services to the Company or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise violates the Company’s Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer and Senior Financial Officer or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then, if such violation is material and injurious to the Company, or was the result of actions with bad intent, (i) any outstanding, vested or unvested, earned or unearned portion of the Stock Options may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Grantee or other person to whom any payment has been made or shares or other property have been transferred in connection with the Stock Options to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Stock Options.

11.    GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

12.    SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

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13.    SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained in this Agreement.

14.    ENTIRE AGREEMENT. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

15.    HEADINGS. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

16.    ADDITIONAL ACKNOWLEDGEMENTS. By their signatures below (including electronic signatures), the Grantee and the Company agree that the Stock Options are granted under and governed by the terms and conditions of this Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this Agreement.

17.    REGISTRATION. Within 180 days of the Grant Date, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 consistent with the applicable rules and requirements of the Securities Act of 1933, as amended, to register all of the shares of Restricted Stock. The Company shall keep such registration statement effective for the period of time necessary for the Employee to sell all of the shares of Registered Stock.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Grant Date.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

The Grantee acknowledges and represents that he has reviewed the provisions of this Agreement in its entirety, is familiar with and understands their terms and provisions, and hereby accepts the Stock Options subject to all of the terms and provisions of this Agreement. The Grantee further represents that he has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

GRANTEE:

Camille Farhat

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EXHIBIT D

GENERAL RELEASE

I, Camille Farhat, in consideration of and subject to the performance by RTI Surgical, Inc. (together with its subsidiaries, the “Company”), of its obligations under the Employment Agreement dated as of January 26, 2017 (the “Agreement”), which are further described on Schedule A attached hereto, do hereby release and forever discharge as of the date hereof the Company and its respective affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”). The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

My employment or service with the Company and its affiliates terminated as of                     ,                     , and I hereby resign from any position as an officer, member of the board of managers or directors (as applicable) or fiduciary of the Company or its affiliates (or reaffirm any such resignation that may have already occurred). I understand that any payments or benefits paid or granted to me under Section 7 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive certain of the payments and benefits specified in Section 7 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter. I understand and agree that such payments and benefits are subject to Sections 9 and 10 of the Agreement, which (as noted below) expressly survive my termination of employment and the execution of this General Release. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its affiliates.

Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”).

I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

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I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding. Additionally, I am not waiving: (i) any right to the Accrued Benefits or any severance benefits to which I am entitled under the Agreement; (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise; or (iii) my rights as an equity or security holder in the Company or its affiliates.

In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

I agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys’ fees.

I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone.

Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other self-regulatory organization or any governmental entity.

I hereby acknowledge that Sections 7 through 14, 18 through 21 and 23 of the Agreement shall survive my execution of this General Release.

I represent that I am not aware of any claim by me other than the claims that are released by this General Release. I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

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Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.	I HAVE READ IT CAREFULLY;

2.	I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED; TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963; THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.	I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

6.	I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

7.	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

8.	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

SIGNED:	DATED:

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Schedule A

Benefits

The Company shall provide me with the following, subject to the terms and conditions set forth in the Agreement and the General Release (including, without limitation, my continued compliance with Sections 8, 9, and 10 of the Agreement):

1.    The Accrued Benefits (as defined in the Agreement), payable within sixty (60) days following the Date of Termination.

2.    An amount equal to the Employee’s monthly Base Salary rate (but not as an employee), paid monthly for a period of 12 months following such termination; provided that to the extent that the payment of any amount constitutes “nonqualified deferred compensation” for purposes of Code Section 409A (as defined in Section 23 of the Agreement), any such payment scheduled to occur during the first sixty (60) days following the termination of employment shall not be paid until the first regularly scheduled pay period following the sixtieth (60th) day following such termination and shall include payment of any amount that was otherwise scheduled to be paid prior thereto.

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